SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                             (Amendment No. 3)

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 30, 2001

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                       File No. 1-8009                36-3060977
(State of incorporation)   (Commission File Number)          (IRS Employer
                                                           Identification No.)


6718 West Plank Road, Peoria, Illinois                       61604
(Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code:    (309) 697-4400

The undersigned Registrant hereby amends its Current Report on Form 8-K furnished to the Securities and Exchange Commission on May 1, 2001 (the "Initial Form 8-K") as amended by Amendment No. 1 on Form 8-K/A furnished to the Securities and Exchange Commission on May 2, 2001 ("Amendment No. 1") and Amendment No. 2 on Form 8-K/A furnished to the Securities and Exchange Commission on May 7, 2001 ("Amendment No. 2"), by deleting the talking points relating to Slides 5, 8, 19, 21 and 23 as set forth in
Exhibit 99.3 attached to the Initial Form 8-K and restating them as set forth in the attached Exhibit 99.3.

Item 7.     Financial Statements and Exhibits.

            (c)     Exhibits.


                    Exhibit 99.2        Previously filed.

                    Exhibit 99.3 Prepared talking points to be covered by Registrant at a series of investment community presentations on the Registrant, held at various times during the period from May 1, 2001 through June 21, 2001 (amended to reflect Amendment No. 3).

Item 9.     Regulation FD Disclosure.

            At various times during the period from May 1, 2001 through June 21, 2001, ROHN Industries, Inc. delivered a series of presentations to the investment community. The slides for this presentation are attached to the Initial Form 8-K as Exhibit
            99.2 and the prepared talking points covered during the presentation are attached as Exhibit 99.3, each of which exhibits are incorporated by reference herein.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ROHN INDUSTRIES, INC.


Dated:  June 22, 2001                    By:  /s/  James F. Hurley
                                            ------------------------------
                                                James F. Hurley
                                                Chief Financial Officer